Exhibit 99.1

Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone:          (212) 310-8000
Facsimile:          (212) 310-8007

Attorneys for Reorganized Debtor

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:
	:	Chapter 11 Case No.
SIGA TECHNOLOGIES, INC.,	:
	:	14-12623 (SHL)
Reorganized Debtor.	:
:
x

JOINT MOTION OF REORGANIZED DEBTOR AND PHARMATHENE INC.
TO AMEND DEBTOR’S THIRD AMENDED CHAPTER 11 PLAN
TO EXTEND PHARMATHENE ALLOWED CLAIM TREATEMENT DATE

TO THE HONORABLE SEAN H. LANE,
UNITED STATES BANKRUPTCY JUDGE:

SIGA Technologies, Inc. (“SIGA” or the “Reorganized Debtor”) and PharmAthene, Inc. (“PharmAthene”) respectfully represent:

1.          On September 16, 2014 (the “Commencement Date”), SIGA commenced with this Court a voluntary case under chapter 11 of title 11, United States Code (the “Bankruptcy Code”).  SIGA was authorized to continue to operate its business and manage its property as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  No trustee or examiner was appointed in SIGA’s chapter 11 case.

The Creditors’ Committee

2.          On October 7, 2014, the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed the Statutory Creditors’ Committee (ECF No. 61) (the “Committee”).

Jurisdiction

3.          This Court has subject matter jurisdiction to consider this matter pursuant to 28 U.S.C. § 1334, and pursuant to Section 11.1 of the Plan (as defined below).  This is a core proceeding pursuant to 28 U.S.C. § 157(b).  Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

Background

4.          On April 8, 2016, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Pursuant to Sections 1129(a) and (b) of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming Debtor’s Third Amended Chapter 11 Plan (the “Plan”)1 (ECF No. 882).  A principal element of the Plan is the treatment (as discussed below) of the final judgment obtained by PharmAthene against SIGA in the Delaware court system.  As of the Confirmation Date of the Plan, PharmAthene’s Allowed Claim was in the amount of approximately $208 million.

5.          The Plan provides for the treatment of all allowed claims and equity interests, including the treatment of PharmAthene’s claim.  As provided in the Plan, holders of Allowed General Unsecured Claims (other than PharmAthene) are to be paid in cash in full, plus post-petition interest as specified in the Plan.  In addition, pursuant to the Plan, PharmAthene’s claim was deemed allowed in the amount of approximately $208 million.  The Plan further provides that on the PharmAthene Allowed Claim Treatment Date SIGA can elect to treat the PharmAthene Allowed Claim, in full settlement and satisfaction thereof, pursuant to one of the following three options:

[1]	Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

•	Option 1: Pay the balance of the PharmAthene Allowed Claim in full in Cash, plus postpetition interest as specified in the Plan;

•	Option 2: Deliver to PharmAthene one hundred percent (100%) of the equity in the Reorganized Debtor; or

•	Option 3: Treat the PharmAthene Allowed Claim in any other way that may be mutually agreed to by the Reorganized Debtor and PharmAthene.[2]

6.          As of the date hereof, all General Unsecured Claims have been paid in full other than the PharmAthene Allowed Claim and a handful of other General Unsecured Claims, which SIGA is in the process of reconciling.  Upon the reconciliation thereof, such other claims will also be paid in cash in full as provided in the Plan.

7.          Section 1.58 of the Plan sets forth the definition of the PharmAthene Allowed Claim Treatment Date.  It provides, in relevant part, as follows:

1.58          PharmAthene Allowed Claim Treatment Date means the date that is one hundred twenty (120) days after the PharmAthene Final Order Date (such date, the “120th Day”); provided, however, that such date shall be automatically extended, one time only, for ninety (90) days to and including the date that is two hundred ten (210) days after the PharmAthene Final Order Date (such date, the “210th Day” and such ninety (90) day extension period, if in effect, the “Extension Period”), if, and only, if (i) the Debtor or Reorganized Debtor, as applicable, has notified PharmAthene of its intention to satisfy the PharmAthene Allowed Claim pursuant to Option 1 as provided in Section 4.3(b)(i)(A) hereof, and (ii) on or before the Notification Date, the Debtor or Reorganized Debtor, as applicable, has paid to PharmAthene Twenty Million Dollars ($20,000,000), with such payment to be treated as provided in Section 4.3(b)(iv)(C) hereof.

[2]	The Plan provides for an additional option to treat the PharmAthene Allowed Claim, however, because such claim constitutes a lump sum award, that option is not available.

8.          On July 8, 2016, pursuant to Sections 1.58 and 4.3 of the Plan, SIGA notified PharmAthene of its intention to satisfy the PharmAthene Allowed Claim under Section 4.3(b)(1)(A) (Option 1) of the Plan.3  In connection with the foregoing, SIGA paid to PharmAthene $20 million (the “Payment”) and, as a consequence thereof, the PharmAthene Allowed Claim Treatment Date was automatically extended (as provided in Section 1.58 of the Plan) for ninety (90) days to and including the date (October 19, 2016) that is 210 days after the PharmAthene Final Order Date.  Further, as provided in Section 4.3(b)(iv)(C) of the Plan, if the PharmAthene Allowed Claim ultimately is treated under Section 4.3(b)(i)(A) (Option 1) of the Plan, the Payment shall be credited dollar for dollar against the payments to be made by SIGA pursuant to such treatment.  If the PharmAthene Allowed Claim is ultimately treated under Section 4.3(b)(i)(C) (Option 3) or Section 4.3(b)(i)(D) (Option 4) of the Plan, or if the PharmAthene Allowed Claim is to be treated as set forth in Section 4.3(b)(ii) of the Plan, the Payment shall be retained by PharmAthene and shall not be refundable under any circumstances.  Pursuant to the Plan, concurrently with notifying PharmAthene, as aforesaid, SIGA filed a notice of SIGA’s intention to extend the PharmAthene Allowed Claim Treatment Date with the Bankruptcy Court (ECF No. 983) and filed a Form 8-K with the SEC to the same effect.

The Proposed Amendment of the Plan

9.          Since before the Plan was confirmed, SIGA has been engaged in efforts to obtain financing or to pursue another transaction to enable it to treat the PharmAthene Allowed Claim under Option 1 of the Plan.  These efforts are ongoing and SIGA is optimistic that they will be successful.  In order to fully pursue this effort, as noted, SIGA exercised its right to extend the PharmAthene Allowed Claim Treatment Date to October 19, 2016.

[3]
Under the terms of the Plan, such notification does not preclude treatment of the PharmAthene Allowed Claim under Section 4.3(b)(1)(C) (Option 3) of the Plan or under Section 4.3(b)(1)(D) (Option 4) of the Plan, or the treatment of the PharmAthene Allowed Claim as set forth in Section 4.3(b)(ii) of the Plan.

10.          In furtherance of the foregoing and to maximize the opportunity to achieve a successful financing or transaction, SIGA contacted PharmAthene to discuss a further extension of the PharmAthene Allowed Claim Treatment Date.  As a result of those discussions, SIGA and PharmAthene have agreed, subject to this Court’s approval, to a further extension of the PharmAthene Allowed Claim Treatment Date by an additional (42) days, from October 19, 2016 to November 30, 2016, conditioned on SIGA paying to PharmAthene (i) an additional $100 million (the “Second Payment”), and (ii) interest at the same annual interest rate (8.75%) SIGA must pay PharmAthene in the absence of the proposed amendment until the PharmAthene Allowed Claim Treatment Date, as further extended.  The Second Payment is to be applied in the same fashion as the $20 million Payment, namely in satisfaction of the PharmAthene Allowed Claim, without any increase in the amount thereof.  The additional interest is for the additional period the payment to PharmAthene may be delayed pursuant to the further extension.

11.          In order to effect the proposed amendment (the “Amendment”), Section 1.58 of the Plan would be amended in its entirety to provide as follows:4

1.58          PharmAthene Allowed Claim Treatment Date means the date that is one hundred twenty (120) days after the PharmAthene Final Order Date (such date, the “120th Day”); provided, however, that such date shall be automatically extended~~, one time only,~~ for ninety (90) days to and including the date that is two hundred ten (210) days after the PharmAthene Final Order Date (such date, the “210th Day” and such ninety (90) day extension period, if in effect, the “Extension Period”), if, and only, if (i) the Debtor or Reorganized Debtor, as applicable, has notified PharmAthene of its intention to satisfy the PharmAthene Allowed Claim pursuant to Option 1 as provided in Section 4.3(b)(i)(A) hereof, and (ii) on or before the Notification Date, the Debtor or Reorganized Debtor, as applicable, has paid to PharmAthene Twenty Million Dollars ($20,000,000), with such payment to be treated as provided in Section 4.3(b)(iv)(C)(1) hereof; and provided further, however, that such date shall be automatically extended for an additional forty-two (42) days (the “Second Extension”) to and including November 30, 2016 if, and only if, on or before October 19, 2016, SIGA has paid to PharmAthene an additional One Hundred Million Dollars ($100,000,000), with such payment to be treated as provided in Section 4.3(b)(iv)(C)(2) hereof.

[4]	The Plan sections as proposed to be amended by the Amendment are redlined to reflect the changes to be made from the original provision.

In addition, Section 4.3(b)(iv)(C) of the Plan would be amended in its entirety to provide as follows:

(C) Extensions of PharmAthene Allowed Claim Treatment Date.

(1) Initial Extension. If the Extension Period pursuant to Section 1.58 hereof is in effect, the Twenty Million Dollar ($20,000,000) payment referenced in section 1.58 shall be treated as follows:

In the event the Debtor or Reorganized Debtor, as applicable, elects to treat the PharmAthene Allowed Claim in accordance with Section 4.3(b)(i)(A) or Section 4.3(b)(i)(B), such Cash shall be credited dollar for dollar against the payments to be made by the Reorganized Debtor pursuant to such treatment (in the case of Section 4.3(b)(i)(B), as such payments become due).  Notwithstanding anything to the contrary contained in the Plan, including, without limitation, Sections 5.9, 7.3, 10.3, 10.4, 10.6, 10.7, and 10.10, such Cash payment shall be retained by PharmAthene and shall not be refundable to the Reorganized Debtor under any circumstance, including if the payments required to be made pursuant to either Section 4.3(b)(i)(A) or Section 4.3(b)(i)(B), as applicable, are less than Twenty Million Dollars ($20,000,000).  If the Debtor or Reorganized Debtor, as applicable, elects to treat the PharmAthene Allowed Claim under Section 4.3(b)(i)(C) or Section 4.3(b)(i)(D), or the PharmAthene Allowed Claim is to be treated as set forth in Section 4.3(b)(ii), such Cash payment shall be retained by PharmAthene and shall not be refundable under any circumstance

(2) Additional Extension.  If the Reorganized Debtor pays to PharmAthene the sum of One Hundred Million Dollars ($100,000,000) referenced in Section 1.58 hereof to obtain the Second Extension, such payment shall be treated as follows:

In the event the Reorganized Debtor elects to treat the PharmAthene Allowed Claim in accordance with Section 4.3(b)(i)(A), such Cash shall be credited dollar for dollar against the payments to be made by the Reorganized Debtor pursuant to such treatment.  Notwithstanding anything to the contrary contained in the Plan, including, without limitation, Sections 5.9, 7.3, 10.3, 10.4, 10.6, 10.7, and 10.10, such Cash payment shall be retained by PharmAthene and shall not be refundable to the Reorganized Debtor under any circumstance, including if the payments required to be made pursuant to Section 4.3(b)(i)(A) are less than One Hundred Million Dollars ($100,000,000).  If the Reorganized Debtor elects to treat the PharmAthene Allowed Claim under Section 4.3(b)(i)(C) or Section 4.3(b)(i)(D), or the PharmAthene Allowed Claim is to be treated as set forth in Section 4.3(b)(ii), such Cash payment shall be retained by PharmAthene and shall not be refundable under any circumstance.

The Amendment Should be Approved

12.          As stated, over the course of the past several months, SIGA has been working closely with its financial advisors to identify and evaluate financing options and other potential transactions to allow SIGA to satisfy the PharmAthene Allowed Claim in cash in full by the PharmAthene Allowed Claim Treatment Date of October 19, 2016.  SIGA believes these efforts are proceeding in a positive manner, and the extension, as reflected in the Amendment, will maximize the opportunity to achieve a successful result.  In addition, PharmAthene, the only creditor impacted by the Amendment, has consented to the extension and the Amendment and files this Motion jointly with the Reorganized Debtor.

13.          Perhaps most importantly, extending the PharmAthene Allowed Claim Treatment Date as provided in the Amendment will not prejudice any parties in interest.  As noted above, all Allowed General Unsecured Claims have been paid in cash in full (except for PharmAthene) other than a handful of other creditors whose claims SIGA is currently reconciling.  Upon the reconciliation thereof, such claims will also be paid in full in cash, and the Amendment will have no impact on such creditors whatsoever.

14.          Moreover, SIGA believes that the Amendment clearly is in the best interests of its shareholders.  Simply stated, obtaining additional time to seek to effect a transaction that will allow SIGA to pay PharmAthene in full can only benefit SIGA’s shareholders.  In the absence of such a transaction, the Plan is self-operative — PharmAthene would own all of the equity of Reorganized SIGA and SIGA’s existing shares would be canceled without any distribution to shareholders.  Additionally, the Amendment will not increase the amount of PharmAthene’s claim (other than by the accrual of interest over time).  The payment to be made for the extension will be applied dollar for dollar to PharmAthene’s claim and, if SIGA ultimately fails to consummate a financing or other transaction, PharmAthene will then be the owner of SIGA and will have been paid with its own assets.

15.          For the avoidance of doubt, notwithstanding the Amendment, the Plan Covenants (including all remedies and consequences of Plan Covenant Events of Default) shall remain in full force and effect until the termination thereof pursuant to Section 6.4(a) of the Plan.  Further, interest shall continue to accrue and be paid by SIGA to PharmAthene on the balance of the PharmAthene Allowed Claim at a rate of 8.75% per annum until the PharmAthene Allowed Claim Treatment Date, as further extended by the Amendment.

16.          Based on the foregoing and, in particular, the obvious benefits of the Amendment, it should be approved.

Notice

17.          Notice of this Motion has been provided to parties in interest in accordance with the Order Pursuant to 11 U.S.C. §§ 105(a) and (d) and Bankruptcy Rules 2002(m) and 9007 Implementing Certain Notice and Case Management Procedures (ECF No. 138), including all shareholders of record as of July 18, 2016 (with instructions to serve down to beneficial holders).  SIGA and PharmAthene submit that, in view of the facts and circumstances, such notice is sufficient and no other or further notice need be provided.

18.          No previous request for the relief sought herein has been made to this or any other Court.

Conclusion

WHEREFORE SIGA and PharmAthene respectfully request entry of an order granting the relief requested herein and such other and further relief as is just.

Dated:	New York, New York
July 20, 2016
/s/ Stephen Karotkin
Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Reorganized Debtor

/s/ Martin J. Bienenstock
Martin J. Bienenstock
Scott K. Rutsky
Ehud Barak
PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Telephone: (212) 969-3000
Facsimile: (212) 969-2900

Attorneys for PharmAthene, Inc.

Exhibit A
Proposed Order

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:
	:	Chapter 11 Case No.
SIGA TECHNOLOGIES, INC.,	:
	:	14-12623 (SHL)
Reorganized Debtor.	:
:
x

ORDER AMENDING DEBTOR’S THIRD AMENDED CHAPTER 11 PLAN
TO EXTEND PHARMATHENE ALLOWED CLAIM TREATMENT DATE

Upon the Motion, dated July 20, 2016 (the “Motion”),1 of SIGA Technologies, Inc. (“SIGA” or the “Reorganized Debtor”) and PharmAthene, Inc. (“PharmAthene”), for an order amending the Debtor’s Third Amended Chapter 11 Plan (ECF No. 879) (the “Plan”) to extend the PharmAthene Allowed Claim Treatment Date, all as more fully described in the Motion; and the Court having subject matter jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §1334, Amended Standing Order of Reference M-431, dated January 31, 2012 (Preska, C.J.), and pursuant to Section 11.1 of the Plan; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided, and it appearing that no other or further notice need be provided; and a hearing having been held to consider the relief requested in the Motion (the “Hearing”); and upon the record of the Hearing and all of the proceedings had before the Court; and the Court having found and determined that cause exists for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, it is

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Motion, or the Plan, as applicable.

ORDERED that, Section 1.58 of the Plan is amended in its entirety to read as follows:

1.58          PharmAthene Allowed Claim Treatment Date means the date that is one hundred twenty (120) days after the PharmAthene Final Order Date (such date, the “120th Day”); provided, however, that such date shall be automatically extended for ninety (90) days to and including the date that is two hundred ten (210) days after the PharmAthene Final Order Date (such date, the “210th Day” and such ninety (90) day extension period, if in effect, the “Extension Period”), if, and only, if (i) the Debtor or Reorganized Debtor, as applicable, has notified PharmAthene of its intention to satisfy the PharmAthene Allowed Claim pursuant to Option 1 as provided in Section 4.3(b)(i)(A) hereof, and (ii) on or before the Notification Date, the Debtor or Reorganized Debtor, as applicable, has paid to PharmAthene Twenty Million Dollars ($20,000,000), with such payment to be treated as provided in Section 4.3(b)(iv)(C)(1) hereof; and provided further, however, that such date shall be automatically extended for an additional forty-two (42) days (the “Second Extension”) to and including November 30, 2016 if, and only if, on or before October 19, 2016, SIGA has paid to PharmAthene an additional One Hundred Million Dollars ($100,000,000), with such payment to be treated as provided in Section 4.3(b)(iv)(C)(2) hereof.

; and it is further
ORDERED that, Section 4.3(b)(iv)(C) of the Plan is amended in its entirety to read as follows:

(C) Extensions of PharmAthene Allowed Claim Treatment Date.

(1) Initial Extension. If the Extension Period pursuant to Section 1.58 hereof is in effect, the Twenty Million Dollar ($20,000,000) payment referenced in section 1.58 shall be treated as follows:

In the event the Debtor or Reorganized Debtor, as applicable, elects to treat the PharmAthene Allowed Claim in accordance with Section 4.3(b)(i)(A) or Section 4.3(b)(i)(B), such Cash shall be credited dollar for dollar against the payments to be made by the Reorganized Debtor pursuant to such treatment (in the case of Section 4.3(b)(i)(B), as such payments become due).  Notwithstanding anything to the contrary contained in the Plan, including, without limitation, Sections 5.9, 7.3, 10.3, 10.4, 10.6, 10.7, and 10.10, such Cash payment shall be retained by PharmAthene and shall not be refundable to the Reorganized Debtor under any circumstance, including if the payments required to be made pursuant to either Section 4.3(b)(i)(A) or Section 4.3(b)(i)(B), as applicable, are less than Twenty Million Dollars ($20,000,000).  If the Debtor or Reorganized Debtor, as applicable, elects to treat the PharmAthene Allowed Claim under Section 4.3(b)(i)(C) or Section 4.3(b)(i)(D), or the PharmAthene Allowed Claim is to be treated as set forth in Section 4.3(b)(ii), such Cash payment shall be retained by PharmAthene and shall not be refundable under any circumstance

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(2) Additional Extension.  If the Reorganized Debtor pays to PharmAthene the sum of One Hundred Million Dollars ($100,000,000) referenced in Section 1.58 hereof to obtain the Second Extension, such payment shall be treated as follows:

In the event the Reorganized Debtor elects to treat the PharmAthene Allowed Claim in accordance with Section 4.3(b)(i)(A), such Cash shall be credited dollar for dollar against the payments to be made by the Reorganized Debtor pursuant to such treatment.  Notwithstanding anything to the contrary contained in the Plan, including, without limitation, Sections 5.9, 7.3, 10.3, 10.4, 10.6, 10.7, and 10.10, such Cash payment shall be retained by PharmAthene and shall not be refundable to the Reorganized Debtor under any circumstance, including if the payments required to be made pursuant to Section 4.3(b)(i)(A) are less than One Hundred Million Dollars ($100,000,000).  If the Reorganized Debtor elects to treat the PharmAthene Allowed Claim under Section 4.3(b)(i)(C) or Section 4.3(b)(i)(D), or the PharmAthene Allowed Claim is to be treated as set forth in Section 4.3(b)(ii), such Cash payment shall be retained by PharmAthene and shall not be refundable under any circumstance.

; and it is further

ORDERED that, notwithstanding the foregoing amendments to the Plan, the Plan Covenants (including all remedies and consequences of Plan Covenant Events of Default) shall remain in full force and effect until the termination thereof pursuant to Section 6.4(a) of the Plan; and it is further

ORDERED that, interest shall continue to accrue and shall be paid timely by SIGA to PharmAthene on the balance of the PharmAthene Allowed Claim at a rate of 8.75% per annum until the PharmAthene Allowed Claim Treatment Date, as further extended by the Amendment; provided that if the PharmAthene Allowed Claim is treated under Option 1 of the Plan, such interest shall be paid through the date on which the PharmAthene Allowed Claim is paid in full pursuant to such Option; and it is further

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ORDERED that this Court shall retain jurisdiction to hear and determine all matters arising from or related to this Order.

Dated:	New York, New York
August __, 2016

United States Bankruptcy Judge

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